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                                                                    EXHIBIT (18)

                                                      Adopted: February 17, 1998




                                  ARMADA FUNDS
                                  (THE "TRUST")

              REVISED PLAN PURSUANT TO RULE 18F-3 FOR OPERATION OF
                              A TRIPLE-CLASS SYSTEM

                                 I. INTRODUCTION

         On February 23, 1995, the Securities and Exchange Commission (the "Commission") promulgated Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits the creation and operation of a multi-class distribution structure without the need to obtain an exemptive order under Section 18 of the 1940 Act. Rule 18f-3, which became effective on April 3, 1995, requires an investment company to file with the Commission, a written plan specifying all of the differences among the classes, including the various services offered to shareholders, the different distribution arrangements for each class, the methods for allocating expenses relating to those differences and any conversion features or exchange privileges. On September 17, 1997, the Board of Trustees of the Trust authorized the Trust to operate its current three-class distribution structure in compliance with Rule 18f-3. This Plan is pursuant to Rule 18f-3. This revised plan shall become effective with respect to each Fund of the Trust and supersedes a Plan pursuant to Rule 18f-3 approved by the Board of Trustees on September 17, 1997.

                            II. ATTRIBUTES OF CLASSES

A.       GENERALLY

         The Trust shall offer three classes of shares for all Funds (except the Treasury Money Market, Government Money Market and Pennsylvania Tax Exempt Money Market Funds) as follows:

         MONEY MARKET FUNDS

         Class A shares ("Institutional shares"), Class A-Special Series 1 shares ("Retail shares") and Class A-Special Series 2 shares ("B shares") in the Money Market Fund, Class B shares ("Institutional shares") and Class-B Special Series 1 shares ("Retail shares") in the Government Money Market Fund, Class C shares ("Institutional shares") and Class C-Special Series 1 shares ("Retail shares") in the Treasury Money Market Fund, Class D shares ("Institutional shares"), Class D-Special Series 1 shares ("Retail shares") and Class D-Special Series 2 shares ("B shares") in the Tax Exempt Money Market Fund, Class Q shares


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                                                       Adopted February 17, 1998


("Institutional Shares") and Class Q-Special Series 1 shares ("Retail shares") in the Pennsylvania Tax Exempt Money Market Fund and Class GG shares ("Institutional shares"), Class GG-Special Series 1 shares ("Retail shares") and Class GG-Special Series 2 shares ("B shares") in the Treasury II Fund.

         FIXED INCOME FUNDS

         Class I shares ("Institutional shares"), Class I-Special Series 1 shares ("Retail shares") and Class I-Special Series 2 shares ("B shares") in the Intermediate Bond Fund, Class O Shares ("Institutional shares"), Class O-Special Series 1 shares ("Retail shares") and Class O-Special Series 2 shares ("B shares") in the Enhanced Income Fund, Class P shares ("Institutional shares"), Class P-Special Series 1 shares ("Retail shares") and Class P-Special Series 2 shares ("B shares") in the Total Return Advantage Fund, Class R shares ("Institutional shares"), Class R-Special Series 1 shares ("Retail shares") and Class R-Special Series 2 shares ("B shares") in the Bond Fund, Class S shares ("Institutional shares"), Class S-Special Series 1 shares ("Retail shares") and Class S-Special Series 2 shares ("B shares") in the GNMA Fund, Class Y shares ("Institutional shares"), Class Y-Special Series 1 shares ("Retail shares") and Class Y-Special Series 2 shares ("B shares") in the Real Return Advantage Fund and Class FF shares ("Institutional shares"), Class FF-Special Series 1 shares ("Retail shares") and Class FF-Special Series 2 shares ("B shares") in the Michigan Municipal Bond Fund.

         EQUITY FUNDS

         Class H shares ("Institutional shares"), Class H-Special Series 1 shares ("Retail shares") and Class H-Special Series 2 shares ("B shares") in the Equity Growth Fund, Class M shares ("Institutional shares"), Class M-Special Series 1 shares ("Retail shares") and Class M-Special Series 2 shares ("B shares") in the Equity Income Fund, Class N shares ("Institutional shares"), Class N-Special Series 1 shares ("Retail shares") and Class N-Special Series 2 shares ("B shares") in the Small Cap Value Fund, Class U shares ("Institutional Shares"), Class U-Special Series 1 shares ("Retail Shares") and Class U-Special Series 2 shares ("B shares") in the International Equity Fund, Class V shares ("Institutional Shares"), Class V-Special Series 1 shares ("Retail Shares") and Class V-Special Series 2 shares ("B shares") in the Equity Index Fund, Class W shares ("Institutional Shares"), Class W-Special Series 1 shares ("Retail Shares") and

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Class W-Special Series 2 shares ("B shares") in the Core Equity Fund, Class X shares ("Institutional shares"), Class X-Special Series 1 shares ("Retail shares") and Class X-Special Series 2 shares ("B shares") in the Small Cap Growth Fund, Class Z shares ("Institutional shares"), Class Z-Special Series 1 shares ("Retail shares") and Class Z-Special Series 2 shares ("B shares") in the Tax Managed Equity Fund, Class AA shares ("Institutional shares"), Class AA-Special Series 1 shares ("Retail shares") and Class AA-Special Series 2 shares ("B shares") in the Aggressive Allocation Fund, Class BB shares ("Institutional shares"), Class BB-Special Series 1 shares ("Retail shares") and Class BB-Special Series 2 shares ("B shares") in the Balanced Allocation Fund, Class CC shares ("Institutional shares"), Class CC-Special Series 1 shares ("Retail shares") and Class CC-Special Series 2 shares ("B shares") in the Conservative Allocation Fund, Class DD shares ("Institutional shares"), Class DD-Special Series 1 shares ("Retail shares") and Class DD-Special Series 2 shares ("B shares") in the Emerging Markets Fund, Class EE shares ("Institutional shares"), Class EE-Special Series 1 shares ("Retail shares") and Class EE-Special Series 2 shares ("B shares") in the MidCap Growth Fund.

         TAX EXEMPT FUNDS

         Class K shares ("Institutional shares"), Class K-Special Series 1 shares ("Retail shares") and Class K-Special Series 2 shares ("B shares") in the Ohio Tax Exempt Fund, Class L shares ("Institutional shares"), Class L-Special Series 1 shares ("Retail shares") and Class L-Special Series 2 shares ("B shares") in the National Tax Exempt Fund, and Class T shares ("Institutional shares"), Class T-Special Series 1 shares ("Retail shares") and Class T-Special Series 2 shares ("B shares") in the Pennsylvania Municipal Fund.

         In general, shares of each class shall be identical except for different expense variables (which will result in different returns for each class), certain related rights and certain distribution and shareholder services. More particularly, the Institutional, Retail and B shares of each Fund shall represent interests in the same portfolio of investments of the particular Fund, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to a class pursuant to the Shareholder Services Plan, Service and Distribution Plan and B Shares Distribution and Servicing Plan adopted for the class and (ii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any changes in expense allocations are reviewed and approved by a vote of the Board of Trustees, including a majority of the independent trustees; (b) the fact that a class shall vote separately on any matter submitted to the shareholders that pertains to (i) the Shareholder Services Plan, Service and

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Distribution Plan, or B Shares Distribution and Servicing Plan adopted for that class and (ii) the class expenses borne by the class; (c) the exchange privileges of each class of shares; (d) the legal designation of each class of shares; and (e) the different distribution and shareholder services relating to a class of shares.

B.       DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS,
         EXPENSES AND SALES CHARGES

         1.       MONEY MARKET FUNDS

                  RETAIL SHARES

                  Retail shares of each money market fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  Retail shares of each money market fund shall not be subject to a sales charge. Retail shares shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not as of the date hereof exceed .15% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in Retail shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan relating to the Retail and Institutional classes of shares of the money market funds (the "Retail and Institutional Plan"). The Retail and Institutional Plan provides that each fund will compensate the distributor for distribution expenses related to the distribution of the Retail and Institutional shares in an amount not to exceed .10% of the average aggregate net assets of such Retail and Institutional share classes.


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                  B SHARES

                  B shares of the money market funds that offer such shares shall not be available to new investors or for new investments in the Trust, but shall be available upon exchange only to existing shareholders of B shares of the Trust's other Funds. Of the money market funds, B shares of only the Money Market Fund and Tax Exempt Money Market Fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  B shares of the Money Market and Tax Exempt Money Market Funds shall not be subject to a sales charge, unless a shareholder holding such shares obtained them as a result of an exchange from B shares of another Fund. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the Class B Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of 1.00% (.75% of which is allocable to distribution fees and .25% to administrative fees) of the average net assets of each fund's B shares.

                  B shares shall be subject to a distribution fee payable pursuant to the B Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the B Shares Distribution and Servicing Plan.

                  The Trust may also pay securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (individually, a "Service Organization" and collectively, the "Service Organizations") for administrative support services provided with respect to their customers' B shares. Such services shall be provided pursuant to administrative servicing agreements ("Servicing Agreements"). Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the B Shares Distribution and Servicing Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .15% of the daily net asset value of B shares of the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Treasury II Funds purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

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                  Services provided under the B Shares Distribution and
Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  INSTITUTIONAL SHARES

                  Institutional shares of each money market fund shall be available for purchase by banks and National Asset Management Corporation customers.

                  Institutional shares of each money market fund shall not be subject to a sales charge or to a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan relating to the Retail and Institutional classes of shares of the money market funds (the "Retail and Institutional Plan"). The Retail and Institutional Plan provides that each fund will compensate the distributor for distribution expenses related to the distribution of the Retail and Institutional shares in an amount not to exceed .10% of the average aggregate net assets of such Retail and Institutional share classes.

         2.       FIXED INCOME FUNDS

                  RETAIL SHARES

                  Retail shares of each fixed income fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  Retail shares of the Intermediate Bond, Enhanced Income, Total Return Advantage, Bond, GNMA, Real Return Advantage and Michigan Municipal Bond Funds shall be subject to a sales charge which shall not as of the date hereof exceed 4.75%, 2.75%, 4.75%, 4.75%, 4.75%, 4.75% and __%, respectively, of the offering price of those shares. Retail shares also shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not exceed .10% (on an annualized basis) with respect to the Enhanced Income Fund and .25% (on an annualized basis) with respect to the Intermediate Bond, Total Return Advantage, Bond, GNMA, Real Return Advantage and Michigan

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Municipal Bond Funds of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in Retail shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan relating to the Retail and Institutional classes of shares of the fixed income funds (the "Retail and Institutional Plan"). The Retail and Institutional Plan provides that each fund will compensate the distributor for distribution expenses related to the distribution of the Retail and Institutional shares in an amount not to exceed .10% of the average aggregate net assets of such Retail and Institutional share classes.

                  B SHARES

                  B shares of each fixed income fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  B shares of the Intermediate Bond, Enhanced Income, Total Return Advantage, Bond, GNMA, Real Return Advantage and Michigan Municipal Bond Funds shall be subject to a contingent deferred sales charge ("CDSC") upon redemption which shall not exceed 5.0% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the Class B Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of 1.00% (.75% of which is allocable to distribution fees and .25% to administrative fees) of the average net assets of each fund's B shares.

                  B shares shall be subject to a distribution fee payable pursuant to the B Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of

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those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the B Shares Distribution and Servicing Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' B shares. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the B Shares Distribution and Servicing Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the B shares of the Intermediate Bond, Total Return Advantage, Bond, GNMA, Real Return Advantage and Michigan Municipal Bond Funds and up to .10% of the daily net asset value of the B shares of the Enhanced Income Fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the B Shares Distribution and Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  INSTITUTIONAL SHARES

                  Institutional shares of each of the fixed income funds shall be available for purchase by banks and National Asset Management Corporation customers.

                  Institutional shares of each of the fixed income funds shall not be subject to a sales charge or to a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan relating to the Retail and Institutional classes of shares of the fixed income funds (the "Retail and Institutional Plan"). The Retail and Institutional Plan provides that each fund will compensate the distributor for distribution expenses related to the distribution of the Retail and

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Institutional shares in an amount not to exceed .10% of the average aggregate net assets of such Retail and Institutional share classes.

         3.       EQUITY FUNDS

                  RETAIL SHARES

                  Retail shares of each equity fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  Retail shares of each equity fund shall be subject to a sales charge which shall not as of the date hereof exceed 5.50% of the offering price of those shares. Retail shares of each equity fund also shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not exceed .25% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in Retail shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan relating to the Retail and Institutional classes of shares of the equity funds (the "Retail and Institutional Plan"). The Retail and Institutional Plan provides that each fund will compensate the distributor for distribution expenses related to the distribution of the Retail and Institutional shares in an amount not to exceed .10% of the average aggregate net assets of such Retail and Institutional share classes.

                  B SHARES

                  B shares of each equity fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.


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                  B shares of the Equity Growth, Equity Income, Mid Cap
Regional, Small Cap Growth, International Equity, Core Equity, Equity Index, Tax Managed Equity, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Emerging Markets and MidCap Growth Funds shall be subject to a CDSC upon redemption which shall not initially exceed 5.0% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the Class B Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of 1.00% of the average net assets of each fund's B shares of the Trust.

                  B shares shall be subject to a distribution fee payable pursuant to the B Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the B Shares Distribution and Servicing Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' B shares. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Distribution and Servicing Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the B shares of the Equity Growth, Equity Income, Small Cap Value, International Equity, Equity Index, Small Cap Growth, Core Equity, Tax Managed Equity, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Emerging Markets and MidCap Growth Funds purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the B Shares Distribution and Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.


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                  INSTITUTIONAL SHARES

                  Institutional shares of each equity fund shall be available for purchase by banks and National Asset Management Corporation customers.

                  Institutional shares of each equity fund shall not be subject to a sales charge or to a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan relating to the Retail and Institutional classes of shares of the equity funds (the "Retail and Institutional Plan"). The Retail and Institutional Plan provides that each fund will compensate the distributor for distribution expenses related to the distribution of the Retail and Institutional shares in an amount not to exceed .10% of the average aggregate net assets of such Retail and Institutional share classes.

         4.       TAX EXEMPT FUNDS

                  RETAIL SHARES

                  Retail shares of the Ohio Tax Exempt, National Tax Exempt and Pennsylvania Municipal Funds shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  Retail shares of the tax exempt funds shall be subject to a sales charge which shall not as of the date hereof exceed 3.00% of the offering price of those shares for the Ohio Tax Exempt and Pennsylvania Municipal Funds and 3.75% for the National Tax Exempt Fund. Retail shares of the tax exempt funds also shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not exceed .10% (on an annualized basis) of the average daily net asset value of the Retail shares of the Ohio Tax Exempt, National Tax Exempt and Pennsylvania Municipal Funds of the average daily net asset value of the Retail shares of the National Tax Exempt Fund, beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in Retail shares; (v) arranging

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



for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan relating to the Retail and Institutional classes of shares of the tax exempt funds (the "Retail and Institutional Plan"). The Retail and Institutional Plan provides that each fund will compensate the distributor for distribution expenses related to the distribution of the Retail and Institutional shares in an amount not to exceed .10% of the average aggregate net assets of such Retail and Institutional share classes.

                  B SHARES

                  B shares of each tax exempt fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  B shares of the Ohio Tax Exempt, National Tax Exempt and Pennsylvania Municipal Funds shall be subject to a CDSC upon redemption which shall not exceed 5.0% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the Class B Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of 1.00% (.75% of which is allocable to distribution fees and .25% to administrative fees) of the average net assets of each fund's B shares of the Trust.

                  B shares shall be subject to a distribution fee payable pursuant to the B Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the B Shares Distribution and Servicing Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' B shares. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Distribution and Servicing Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .10% of the average daily net asset value of B shares of the Ohio

Tax Exempt, National Tax Exempt and Pennsylvania Municipal Funds purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the B Shares Distribution and Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  INSTITUTIONAL SHARES

                  Institutional shares of the tax exempt funds shall be available for purchase by banks and National Asset Management Corporation customers.

                  Institutional shares of the Ohio Tax Exempt, National Tax Exempt and Pennsylvania Municipal Funds shall not be subject to a sales charge or a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan relating to the Retail and Institutional classes of shares of the tax exempt funds (the "Retail and Institutional Plan"). The Retail and Institutional Plan provides that each fund will compensate the distributor for distribution expenses related to the distribution of the Retail and Institutional shares in an amount not to exceed .10% of the average aggregate net assets of such Retail and Institutional share classes.

C.       EXCHANGE PRIVILEGES

                  RETAIL SHARES

                  Holders of Retail shares generally shall be permitted to exchange their Retail shares in a Fund for Retail shares of other Funds of the Trust in which the shareholders maintain an existing account. No additional sales charge will be incurred when exchanging Retail shares of a Fund for Retail shares of another Fund that imposes a sales charge. The Trust shall not initially charge any exchange fee.


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


                  B SHARES

                  Holders of B Shares generally shall be permitted to exchange their B Shares in a Fund for B Shares of other Funds of the Trust without paying any exchange fee or CDSC at the time the exchange is made.

                  INSTITUTIONAL SHARES

                  Holders of Institutional shares generally shall be permitted to exchange those shares for Institutional shares of another Fund of the Trust.

D.       CONVERSION FEATURES

                  RETAIL SHARES

                  The Trust shall not offer a conversion feature to holders of Retail shares.

                  B SHARES

                  B shares acquired by purchase generally shall convert automatically to Retail shares, based on relative net asset value, eight years after the beginning of the calendar month in which the shares were purchased.

                  B shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Retail shares, based on relative net asset value, at the earlier of (a) eight years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased B shares that were not acquired through reinvestment of dividends or distributions.

                  INSTITUTIONAL SHARES

                  The Trust shall not offer a conversion feature to holders of Institutional shares.

E.       METHODOLOGY FOR ALLOCATING EXPENSES AMONG CLASSES

                  Class-specific expenses of a Fund shall be allocated to the specific class of shares of that Fund. Non-class-specific expenses of a Fund shall be allocated in accordance with Rule 18f-3(c) under the 1940 Act.



Approved by the Board of Trustees
February 17, 1998

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